Contingent Liabilities	9 Months Ended
Sep. 30, 2020
Contingent Liabilities
Contingent Liabilities

14 Contingent Liabilities

In May 2016, the Company was informed in writing by the Universitair Medisch Centrum Utrecht (‘‘UMCU’’) that a claim had been initiated against UMCU regarding a prenatal diagnostic test that the Company conducted at their request which failed to identify a specific mutation present in a patient. On November 8, 2018, the UMCU and Neon Underwriting Limited formally filed a legal claim in the local court in Rostock, Germany against the Company alleging that the Company’s negligence in performing the test resulted in the misdiagnosis of the patient. UMCU is seeking recovery for compensatory damages as a result of the alleged misdiagnosis. By court order of November 8, 2018 the Regional Court of Rostock set the amount in dispute at EUR 880k.

On November 12, 2018, the Company submitted a notice to the Regional Court of Rostock of the intention to defend against the claim. On January 3, 2019, the Company filed a motion to dismiss in which the Company denied the merits of the claim. UMCU and Neon Underwriting Limited responded to this motion on March 15, 2019 with a statement of reply, and the parties made several court filings setting out their arguments since. By order dated June 3, 2019, the Regional Court of Rostock provided a first set of questions to be answered by an expert witness. Following a request by the Court, the Director of the Institute of Genetics at the University of Bonn recommended a professor for human genetics from the University of Aachen be appointed as an expert witness in this case. The Company agreed to such recommendation.

As of September 30, 2020, the dispute amount was EUR 1.3 million. The claim was assigned to a new judge, due to an illness of the preceding judge, while the decision to appoint the recommended expert witness has not yet been finalized.

The Company intends to continue to rigorously defend its position and considers that it is not probable the legal claim towards the Company will be successful and as a result has not recognized a provision for this claim as of September 30, 2020. In addition, in case a settlement would be required, the Company believes that the corresponding liability will be fully covered by the respective existing insurance policies.

The higher regional court of Rostock issued a final decision by which it renders a contract entered into between the State of Mecklenburg-Western Pomerania (“MVP”) and the Company for Corona testing as invalid with retroactive effect under a public procurement litigation case. Under this contract, the Company has invoiced and received a total amount of EUR 2.3 million. Since the contract was rendered invalid, MVP now has a claim under German law against the Company for repayment of the full amount invoiced and received. The Company at the same time has a claim against MVP for compensation for the value of services provided in expectation of the validity of the contract. In the typical scenario, the amounts of these two claims would equal each other and could be offset against each other. However, there can be no assurance that MVP will take the view that the amount of its claim equals and offsets the amount of the Company’s claim. To the extent MVP’s claim exceeds the Company’s claim against MVP, Centogene may ultimately have a payment obligation, which could materially adversely affect the Group’s financial position and results of operations.